The Ambassador Fund (the “Fund”)

Institutional Class Shares (Ticker Symbol: EMPIX)

Class S Shares (Ticker Symbol: EMPSX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated November 5, 2026 to the

currently effective Summary Prospectus.

Effective October 30, 2026, Bert Ji began serving as the portfolio manager of the Fund and assumed primary responsibility for the day-to-day management of the Fund’s portfolio, assisted by other members of the investment team of Embassy Asset Management LP (“Embassy”). Effective October 30, 2026, Niall MacGillivray no longer serves as portfolio manager of the Fund.

The “Portfolio Manager” section in the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager

Byung Ju (“Bert”) Ji, Portfolio Manager of Embassy, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Ji has served as a Portfolio Manager of Embassy’s ILS strategies since joining Embassy in February 2026 and has served as the Fund’s portfolio manager since October 2026.

Please retain this Supplement for future reference.